SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 30, 2003

CSX CORPORATION
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation or organization)	2-63273 (Commission File No.)	62-1051971 (I.R.S. Employer Identification No.)

901 East Cary Street,
Richmond, VA 23219-4031
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(804) 782-1400

ITEM 5. OTHER EVENTS

CSX Corporation issued a press release and its quarterly Flash document on financial and operating results for the fourth quarter and year ended December 27, 2002. The press release is filed as Exhibit 99.1 and the quarterly Flash document is filed as Exhibit 99.2.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are filed as part of this report.

99.1 Press Release of January 30, 2003 from CSX Corporation.
99.2 Quarterly Flash Document

Signature

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSX CORPORATION

By:	/s/ CAROLYN T. SIZEMORE
Carolyn T. Sizemore Vice President and Controller (Principal Accounting Officer)

Date: January 30, 2003

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